                            WAIVER AND FIRST AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

                  THIS waiver and first amendment to certain operative agreements dated as of August 14, 2001
(this "Agreement") is by and among ACXIOM CORPORATION, a Delaware corporation (the "Lessee" or the "Construction
Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in
Appendix A to the Participation Agreement, individually, a "Guarantor" and collectively, the "Guarantors"); WELLS
FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the AC Trust 2000-1 (the "Owner
Trustee", the "Borrower" or the "Lessor"); WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION (formerly First Security
Trust Company of Nevada), not individually, but solely as Trustee under AC Trust 2000-2 (the "Trustee" or the
"Series 2000-B Bond Purchaser"); the various banks and other lending institutions which are parties to the
Participation Agreement from time to time as holders of certificates issued with respect to the AC Trust 2000-1
(subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties to the
Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the
Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent").

WITNESSETH:

         WHEREAS, the parties hereto, are parties to that certain Participation Agreement dated as of October 24,
2000, (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the
"Participation Agreement") and the Waiver to Certain Operative Agreements dated as of July 20, 2001 by and among the parties hereto (the "Waiver Agreement");

         WHEREAS, prior to the Waiver Agreement, the Lessee advised the Financing Parties that it anticipated that certain Events of Default did occur or would have occurred under Section 17.1(d) of the Lease Agreement as a result of the Lessee's failure to comply with the financial covenants set forth in Section 7.02 and Section 7.03 of the Lessee Credit Agreement as of the last day of the fiscal quarter ended June 30, 2001 and Sections 7.01 and
7.04 of the Lessee Credit Agreement for certain periods of time up to and including July 20, 2001 (collectively, such covenants, the "Violated Covenants" and such specifically described Events of Default, herein the "Existing
Defaults");

         WHEREAS, the Lessee has requested that the Financing Parties waive their rights to take action under the
Operative Agreements as a result of the Existing Defaults. The Financing Parties party hereto have agreed to do so subject to and on the terms of this Agreement and the Operative Agreements as amended hereby.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:
AGREEMENT:

         1.       Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in Appendix A to the Participation Agreement and the Rules of Usage set forth therein shall apply herein.  The applicable terms defined in the Lessee Credit Agreement, including capitalized terms used herein and not otherwise defined herein or in Appendix A to the Participation Agreement, are deemed to be incorporated and continue herein and in the Operative Agreements as of the date hereof and without giving effect to any amendments thereto except in accordance with Section 28.1 of the Lease.

         2.       Waiver of Existing Defaults.  Subject to the terms and provisions of this Agreement, the
Financing Parties party hereto agree to waive their rights to take action under the Operative Agreements as a result of the Existing Defaults.

         3.       Limitation of Waiver.  The waiver specifically described in Section 2 hereof shall not constitute and shall not be deemed: (a) a waiver of any Default or Event of Default (whether arising as a result of the further violation of the Violated Covenants, any other Incorporated Covenant or otherwise) or any rights and remedies arising as a result thereof other than those rights and remedies relating solely to the Existing
Defaults; nor (b) a waiver by the Financing Parties of their right to require the Lessee to comply with Sections
7.01 and 7.04 of the Lessee Credit Agreement after June 30, 2001.  The failure to comply with the Violated
Covenants as of any date or for any period ending on any date, other than as contemplated by the terms permitted hereby, shall constitute an Event of Default.

         4.       Affirmative and Negative Covenants.  The following shall be added as Sections 8.3(t) - (v), respectively to the Participation Agreement:

                  (t)      The Lessee hereby covenants and agrees that at all times it shall maintain at least
         $200,000,000 in committed bank credit facilities.

                  (u)      The Lessee hereby covenants and agrees that, so long as any Operative Agreement is in effect or any amounts payable under any Operative Agreement shall remain outstanding, and until all of the Commitments and Holder Commitments shall have terminated, the Lessee will not permit any Credit
         Party or Consolidated Subsidiary to (a) use proceeds of any Loan (as defined in the Lessee Credit
         Agreement) to make any payments under the Equity Forward Agreement, including without limitation the refinancing of the Equity Forward Agreement pursuant to the Term Loan Agreement, or for any other purpose other than to fund operations in the ordinary course of Lessee's business, (b) change the amortization or make any prepayment of the 6.92% senior notes due March 30, 2007 issued pursuant to that certain Note Purchase Agreement dated as of March 1, 1997 by and among the Lessee, AllState Life
         Insurance Company and such other institutions party thereto from time to time (the "AllState Notes") or
         (c) have outstanding, in the aggregate, Revolving Exposures of all Lenders (as defined in the Lessee
         Credit Agreement) in an amount in excess of $265,000,000.

                           (v)      The Lessee hereby covenants and agrees to cause each of the following to be completed on or before September 14, 2001 each in form and substance acceptable to the Majority Secured
         Parties: (i) execution, delivery to the Agent and effectiveness of the Intercreditor Agreement, (ii)
         execution, delivery to the Agent and effectiveness of an amendment to the documents evidencing the
         AllState Notes, (iii) execution, delivery to the Agent and effectiveness of an amendment to the
         Synthetic Equipment Lease which permanently waives all defaults occurring on or before September 14,
         2001 and replaces the existing covenants in the Synthetic Equipment Lease with covenants not more favorable to the lenders thereunder than those in the Lessee Credit Agreement, (iv) execution, delivery to the Agent and effectiveness of an amendment to all other financing arrangements of the Lessee or its
         Consolidated Subsidiaries which are in default on or prior to September 14, 2001, or such later date as expressly stated herein, (v) execution, delivery to the Agent and effectiveness of the Term Loan
         Agreement, (vi) with respect to each Domestic Subsidiary, unless previously delivered, delivery to the
         Agent of the items set forth in Section 5.8(b) - (d) of the Participation Agreement, (vii) execution, delivery to the Agent and effectiveness of the Supplemental Security Agreement and collateral documents creating a first-priority perfected security interest (or with respect to real property only, on or prior to September 30, 2001, a first mortgage), in favor of the Collateral Agent for the benefit of the
         Shared Collateral Parties on the Shared Collateral and any other documents required by the Agent or the
         Collateral Agent with respect to the Shared Collateral, (viii) legal opinions regarding the Shared
         Collateral as required by the Agent or the Collateral Agent (ix) deliver evidence acceptable to the
         Agent of completion of the post closing conditions set forth in Section 5.14 of the Lessee Credit
         Agreement and (x) such additional information and documentation required by the Agent or its counsel,
         Moore & Van Allen, PLLC to consummate the transactions contemplated by this Agreement, the related documents and the provisions of Section 5.14 of the Lessee Credit Agreement.

         5.       Applicable Percentage Adjustment.  The chart in the definition of "Applicable Percentage" in
Appendix A to the Participation Agreement is deleted and replaced by the following:

===================== ================= ===================== ==================== =================== ===================
                                        Applicable            Applicable
                      Applicable        Percentage for the    Percentage                               Applicable
                      Percentage for    Lender and Holder     for                  Applicable          Percentage
                      Eurodollar        Unused                Eurodollar Holder    Percentage          for ABR Holder
Leverage Ratio        Loans             Fee                   Advances             for ABR Loans       Advances
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
Category 1
< 2.00 to 1.00        1.500%            0.300%                2.250%               0.000%              0.750%
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
Category 2
> or equal to 2.00 to 1.00
but
< 2.50 to 1.00        1.750%            0.375%                2.500%               0.250%              1.000%
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
Category 3
> or equal to 2.50 to 1.00
but
< 3.00 to 1.00        2.000%            0.500%                2.750%               0.500%              1.250%
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
--------------------- ----------------- --------------------- -------------------- ------------------- -------------------
Category 4
> or equal to 3.00 to 1.00  2.250%      0.500%                3.000%               0.750%              1.500%
===================== ================= ===================== ==================== =================== ===================

         The parties hereto agree that as of the date hereof until the delivery of Lessee's consolidated financial statements for the fiscal quarter ending September 30, 2001 and determination of the Applicable
Percentage for the fiscal quarter ending September 30, 2001 in accordance with the terms set forth in the definition of Applicable Percentage, the "Applicable Percentage" shall be the applicable rates per annum set forth in the chart above as Category 4.

         6.       Additional Definitions.  The following definitions are added to Appendix A to the Participation
Agreement in the appropriate alphabetical order:

                  "Collateral Agent" shall have the meaning specified for such term in the Intercreditor
         Agreement.

                  "First Amendment" shall mean that certain Waiver and First Amendment to Certain Operative
         Agreements dated as of August 14, 2001 by and among certain of the parties to the Participation
         Agreement.

                  "Intercreditor Agreement" shall mean that certain intercreditor agreement dated on or prior to
         September 14, 2001 by and among the Agent (at the direction of the Majority Secured Parties), the agent to the Lessee Credit Agreement, the Term Loan lender and certain parties to the AllState Notes, as required by each facility, providing for the sharing of the Shared Collateral and such agreement shall be drafted to provide that: (1) the TROL Facility shall be entitled to share pro rata with the Lessee
         Credit Agreement and the AllState Notes in the Shared Collateral up to a maximum amount (the "Cap
         Amount") equal to $15,000,000, (2) the Shared Collateral proceeds allocated to the TROL Facility based on the Cap Amount will be held in escrow until the Properties have been sold, with any excess in such escrow account after payment in full of the TROL Facility to be applied pro rata to the amounts outstanding under the Lessee Credit Agreement and the AllState Notes,  (3) if the balance outstanding under the TROL Facility after the Properties have been sold is greater than the Cap Amount, then the
         TROL Facility shall, after the obligations under the Lessee Credit Agreement and the AllState Notes have been paid in full, but before any other party receives proceeds from the Shared Collateral, receive all the proceeds of the Shared Collateral until the TROL Facility has been paid in full and (4) all other terms and conditions therein are acceptable to the Majority Secured Parties.

                  "Shared Collateral" shall be all right title and interest of the Lessee and its Consolidated
         Subsidiaries in and to any property, including without limitation all real, personal, tangible and intangible property (including without limitation 66.66% of the stock of first-tier foreign subsidiaries), which shall be evidenced by collateral documents creating a first-priority perfected security interest, a first mortgage with respect to real property, and a pledge agreement, stock powers and stock certificates with respect to pledged stock, in favor of the Collateral Agent for the benefit of the Shared Collateral Parties on all assets of the Lessee and the Consolidated Subsidiaries as required pursuant to the Lessee Credit Agreement.

                  "Shared Collateral Parties" shall mean, collectively, the Financing Parties, the Lenders as defined in the Lessee Credit Agreement and the holders of the AllState Notes.

                  "Supplemental Security Agreement" shall mean that certain security agreement dated on or before
         September 14, 2001 by the Lessee and its Consolidated Subsidiaries granting a lien on the Shared
         Collateral in favor of the Collateral Agent for the benefit of the Shared Collateral Parties.

                  "Term Loan Agreement" shall mean that certain term loan agreement dated on or before September
         14, 2001 which refinances the Equity Forward Agreements and such term loan agreement shall be drafted to provide that: (1) such loans are subordinated to the TROL Facility and all amounts owed pursuant to the
         Lessee Credit Agreement (both with respect to the collateral under the terms of the Intercreditor
         Agreement and with respect to the contractual right to payments pursuant to an acceptable debt subordination agreement), (2) no amortization or prepayment shall occur prior to the later of (i)
         payment in full of all amounts owed under the Operative Agreements and (ii) the Expiration Date, (3) the
         maturity date of such term loans shall be after the Expiration Date and (4) the covenants shall be no more restrictive than those in the Operative Agreements.

                  "TROL Facility" shall mean the synthetic lease financing facility provided for the Lessee with respect to the Properties as evidenced by the Operative Agreements.

         7.       Amendments to the Lease Agreement.  Section 17.1(d) of the Lease is amended by replacing the text "Section 17.1(a), (b) or (c)" with "Section 17.1(a), (b), (c) or (k)" and the text "[Intentionally
Omitted]." is deleted from Section 17.1(k) and the following is inserted as Section 17.1(k):

                  Lessee shall fail to observe or perform any term, covenant, obligation, or condition set forth in Section 8.3(t) - (v) of the Participation Agreement;

         8.       Limitation on Requisitions.  In addition to the terms and conditions regarding Requisitions in the Operative Agreements, the Construction Agent agrees that unless otherwise agreed by the Majority Secured
Parties, the Construction Agent shall not submit any Requisition except (i) Requisitions requesting Advances solely with respect to the Property located in Little Rock, Arkansas and (ii) Requisitions which in the aggregate with all other proposed Requisitions not yet funded and all Requisitions funded on or after August 13, 2001 shall not exceed $25,000,000.  Until such time as the Agent delivers written notice to the Lessee which expressly states that each Lender and each Holder (in each Lender's and each Holder's sole discretion) has agreed to remove the limit on advances set forth in this sentence, no Lender or Holder shall be obligated to make any Loan or
Holder Advance in excess of its pro rata share of $45,500,000, as determined in accordance with its Commitments and Holder Commitments, as applicable.

         9.       Property Evaluation.  The Lessee shall, at Lessee's sole cost and expense, cause (a) to be completed within 90 days of the date hereof a property exam by a third party acceptable to the Agent in its sole discretion to evaluate each Property, the Construction Budget for each Property and such other matters as the
Financing Parties may request and (b) within 120 days of the date hereof such third party to deliver to each
Financing Party a report in form, substance and detail acceptable to the Agent.

         10.      Effect of Agreement.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a forbearance or waiver of, or otherwise affect the rights and remedies of any Financing Party under any Operative Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Operative Agreements, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to create a course of dealing or otherwise entitle any Credit Party to a consent, a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in any Operative Agreement in similar or different circumstances in the future.

         11.      Conditions Precedent and Conditions Subsequent.  Notwithstanding anything contained herein to the contrary, this Agreement shall not become effective until (a) completion and delivery to the Agent of each of the following in form and substance acceptable to the Agent: (i) executed counterpart signature pages to this
Agreement from each Credit Party, the Owner Trustee, the Trustee and the Majority Secured Parties, (ii) the
waiver fee described in Section 12 of this Agreement in immediately available United States dollars, (iii) a bring-down Secretary's Certificate from each Credit Party, dated as of the date hereof, (iv) an Officer's
Certificate from the Lessee in the form attached to the Participation Agreement as Exhibit C, dated as of the date hereof (v) good standing certificates dated on or about the date hereof for each Credit Party in the applicable jurisdiction of organization, (vi) executed Joinder Agreements in the form set forth in Exhibit J to the Participation Agreement for each Domestic Subsidiary (including without limitation Acxiom/May & Speh, Inc.)
unless such Joinder Agreement was previously provided with respect to such Domestic Subsidiary and (vii) all additional documentation and information as the Agent or its legal counsel, Moore & Van Allen, PLLC, may request,
(b) all proceedings taken in connection with the transactions contemplated by this Agreement and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel,
Moore & Van Allen, PLLC, (c) execution, delivery and effectiveness of the following including the terms stated
below and otherwise in form and substance acceptable to the Majority Secured Parties an amendment dated as of the date hereof among certain of the parties to the Lessee Credit Agreement which permanently waives the Existing
Defaults with respect to the Lessee Credit Agreement, reduces the commitments under the Lessee Credit Agreement to $265,000,000, prohibits the use of advances under the Lessee Credit Agreement for the purposes of paying amounts owing under the Equity Forward Agreement or any refinancing thereof or for any other use not in the ordinary course of the Lessee's business and amends the financial covenants in a manner satisfactory to the
Majority Secured Parties ("First Amendment to Lessee Credit Agreement").  The Lessee shall cause to be delivered within 10 days after the date hereof an executed favorable legal opinion from counsel to the Credit Parties dated as of the date hereof and addressed to each Financing Party.

         12.      Waiver Fee.  The Lessee agrees to pay on the date, but prior to the effectiveness, of this
Agreement to the Agent (for the pro rata account of the Lenders and Holders that execute this Agreement) a non-refundable and fully-earned waiver fee in an amount equal to the product of (a) twenty-five basis points
(0.25%) and (b) the sum of all Tranche A Commitments, Tranche B Commitments and Holder Commitments (each prior to the effectiveness of this Agreement) of each Lender and Holder that executes its respective signature page to this Agreement.

         13.      Authority of Agent to Execute the  Intercreditor  Agreement.  Each of the  undersigned  Financing
Parties  hereby  grants the Agent the  authority to execute the  Intercreditor  Agreement  and each other  document necessary to effectuate  the provisions  thereof,  each with the consent of the Majority  Secured  Parties and such execution by the Agent shall bind each of the Financing Parties as if such Financing Parties were party thereto.

         14.      Incorporation  of Lessee Credit  Agreement  Amendments.  The Majority  Secured Parties direct the
Agent and the Agent is hereby  deemed to have  delivered  the  consent  required  by  Section  28.1 of the Lease to incorporate the amendments to the Incorporated  Covenants and the Additional  Incorporated Terms as such amendments are set forth in the First Amendment to the Lessee Credit Agreement.

         15.      Representations and Warranties.  The Lessee hereby represents and warrants that (i) the representations and warranties contained in Section 6.2 of the Participation Agreement are true and accurate as of the date hereof as if made on the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and accurate as of such earlier date, (ii) no event or condition exists, except the Existing Defaults, or would result from or continue after the consummation of the transactions contemplated hereby, which constitutes a Default or an Event of
Default, (iii) each Operative Agreement to which any Credit Party is a party remains in full force and effect with respect to it and shall remain in full force and effect after the effectiveness of this Agreement, and (iv)
it knows of no event that would or with the passage of time or giving of notice or both could constitute a
Casualty, Condemnation or Environmental Violation.

         16.      Release.  In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Financing Party that as of the date hereof there are no Claims or offsets against or defenses or counterclaims to its obligations under the Operative Agreements and furthermore, such Credit Party waives any and all such Claims, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases each Financing Party and each of their respective Affiliates,
Subsidiaries, officers, employees, representatives, agents, counsel and directors and each Indemnified Party from any and all actions, causes of action, Claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to this Agreement or any other Operative Agreement, on or prior to the date hereof.

         17.      Continued Effectiveness of Operative Agreements.  Except as modified hereby, all of the terms and conditions of the Operative Agreements are hereby ratified and affirmed and  shall remain in full force and effect.

         18.      Direction to Owner Trustee.  The Agent, the Lenders and the Holders hereby instruct the Owner
Trustee to enter into this Agreement and such other documents necessary to effectuate the intent of this
Agreement.

         19.      Miscellaneous.

                  (a)      Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (b)      Counterparts.  This  Agreement  may  be  executed  by the  parties  hereto  in  separate counterparts,  each  of  which  when so  executed  and  delivered  shall  be an  original,  but  all  such counterparts shall together constitute but one and the same instrument.

                  (c)      Headings.  The headings of the various articles and sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

                  (d)      Fees and Expenses.  The Lessee agrees to pay all reasonable costs and expenses of the
         Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

                  (e)      Governing Law; Submission to Jurisdiction; Venue.  This Agreement and the rights and obligations of the parties hereunder shall be governed and construed, interpreted and enforced in accordance with the internal laws of the State of North Carolina.  THE PROVISIONS OF THE PARTICIPATION
         AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN,
         MUTATIS MUTANDIS.

                  (f)      Further  Assurances.  The provisions of the Participation  Agreement relating to further assurances are hereby incorporated by reference herein, mutatis mutandis.

                  (g)      Survival of  Representations  and Warranties.  All  representations  and warranties make in this Agreement or any other  Operative  Agreement shall survive the execution and delivery of this Agreement and the other  Operative  Agreements,  and no  investigation  by any  Financing  Party or any closing  shall affect the representations and warranties or the right of the Financing Parties to rely upon them.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

CONSTRUCTION AGENT
AND LESSEE:                                          ACXIOM  CORPORATION,  as  the  Construction  Agent  and as the
                                                     Lessee

                                                     By:   /s/ Jerry C. Jones
                                                        --------------------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Assistant Secretary

GUARANTORS:                                          ACXIOM CDC, INC.

                                                     By:   /s/ Jerry C. Jones
                                                        --------------------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Vice President/Assistant Secretary

                                                     ACXIOM/DIRECT MEDIA, INC.

                                                     By:   /s/ Jerry C. Jones
                                                        --------------------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Vice President/Assistant Secretary

                                                     ACXIOM RM-TOOLS, INC.

                                                     By:   /s/ Jerry C. Jones
                                                        --------------------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Vice President/Assistant Secretary

                                                     ACXIOM/MAY & SPEH, INC.

                                                     By:   /s/ Jerry C. Jones
                                                        --------------------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Vice President/Assistant Secretary

OWNER TRUSTEE AND
LESSOR:                                              WELLS FARGO BANK  NORTHWEST,  NATIONAL  ASSOCIATION  (formerly
                                                     First    Security    Bank,    National    Association),    not
                                                     individually,  except as expressly  stated herein,  but solely as the Owner Trustee under the AC Trust 2000-1

                                                     By:   /s/ Nancy M. Dahl
                                                        --------------------------------------------
                                                     Name:    Nancy M. Dahl
                                                     Title:   Vice President

SERIES 2000-B BOND
PURCHASER:                                           WELLS FARGO BANK NEVADA, NATIONAL
                                                     ASSOCIATION  (formally  known as First  Security Trust Company of  Nevada),  not  individually,  except as  expressly  stated
                                                     herein, but solely as the Trustee under the AC Trust 2000-2

                                                     By:   /s/ C. Scott Nielsen
                                                        --------------------------------------------
                                                     Name:    C. Scott Nielsen
                                                     Title:   Trust Officer

AGENT AND LENDERS:                                   BANK OF AMERICA, N.A., as a Lender and
                                                     as the Agent

                                                     By:   /s/ Michael J. McKenney
                                                        --------------------------------------------
                                                     Name: Michael J. McKenney
                                                     Title:   Managing Director

                                                     ABN-AMRO BANK, N.V.

                                                     By:  /s/ Bassam Wehbe
                                                        --------------------------------------------
                                                     Name:    Bassam Wehbe
                                                     Title:   Group Vice President

                                                     By:   /s/ James Anthony Redmond
                                                        --------------------------------------------
                                                     Name:   James Anthony Redmond
                                                     Title:   Assistant Vice President

                                                     THE BANK OF NOVA SCOTIA

                                                     By:      /s/ M.D. Smith
                                                        --------------------------------------------
                                                     Name:    M.D. Smith
                                                     Title:   Agent Operations

                                                     WACHOVIA BANK, N.A.

                                                     By:  /s/ Karin E. Reel
                                                        --------------------------------------------
                                                     Name:    Karin E. Reel
                                                     Title:   Vice President

                                                     SUNTRUST BANK

                                                     By:   /s/ Bryan W. Ford
                                                        --------------------------------------------
                                                     Name:    Bryan W. Ford
                                                     Title:   Vice President

HOLDERS:                                             BANK OF AMERICA, N.A., as a Holder

                                                     By:   /s/ Michael J. McKenney
                                                        --------------------------------------------
                                                     Name:    Michael J. McKenney
                                                     Title:   Managing Director

                                                     SCOTIABANC INC.

                                                     By:      /s/ William E. Zarrett
                                                        --------------------------------------------
                                                     Name:    William E. Zarrett
                                                     Title:   Managing Director

                                                     LEASE PLAN NORTH AMERICA, INC.

                                                     By:   /s/ Elizabeth R. McClellan
                                                        --------------------------------------------
                                                     Name:    Elizabeth R. McClellan
                                                     Title:   Vice President

                                                     WACHOVIA BANK, N.A.

                                                     By:   /s/ Karin E. Reel
                                                        --------------------------------------------
                                                     Name:    Karin E. Reel
                                                     Title:   Vice President

                                                     SUNTRUST BANK

                                                     By:   /s/ Bryan W. Ford
                                                        --------------------------------------------
                                                     Name:    Bryan W. Ford
                                                     Title:   Vice President

[Signature Pages End]